SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2014

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14468	33-0530289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1725 Gillespie Way

El Cajon, California 92020

(Address of Principal Executive Offices)

(619) 596-8600

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION TO A VOTE OF SECURITY HOLDERS

PURE Bioscience, Inc. (the “Company”) held its annual meeting of stockholders on January 30, 2014 (the “Annual Meeting”) pursuant to a definitive notice and proxy statement filed with the Securities and Exchange Commission on December 20, 2013. Descriptions of each of the proposals voted upon at the Annual Meeting are contained in the definitive proxy statement.

As of December 20, 2013, the record date for the annual meeting, 25,403,432 shares of the Company’s common stock were issued and outstanding. The holders of a total of 20,733,836 shares (81.61%) of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum for purposes of the Annual Meeting.

The following is a summary of the proposals voted on at the Annual Meeting, including the number of votes cast for and against, and the number of abstentions and broker non-votes, with respect to each proposal.

1. The stockholders elected the following persons to the Company’s board of directors to hold office until the 2014 annual meeting of stockholders and until their respective successors are elected and qualified. The voting results, with respect to such persons, were as follows:

	Total Votes for Each Director	Total votes Withheld from Each Director	Abstain	Broker Non-Votes
Dave Pfanzelter	12,880,917	61,939	0	7,790,980
Henry R. Lambert	12,897,707	45,149	0	7,790,980
Gary Cohee	12,771,670	171,186	0	7,790,980
David Theno, Jr., PhD	12,911,911	30,945	0	7,790,980
Craig C. Culver	12,911,911	30,945	0	7,790,980
William Otis	12,912,242	30,614	0	7,790,980

2. The stockholders ratified the selection of Mayer Hoffman McCann P.C. as the independent public accountants for the Company for the fiscal year ending July 31, 2014. The voting results were as follows:

For	Against	Abstain
20,248,765	442,979	42,092

3. The stockholders approved a non-binding advisory vote on the compensation of the Company’s named executive officers, during the fiscal year ended July 31, 2013. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
12,520,401	375,331	47,124	7,790,980

4. The stockholders approval a non-binding advisory vote on the frequency of the advisory vote on executive compensation. The voting results were as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
12,432,150	41,744	146,499	322,463	7,790,980

In light of the results of the stockholder vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will hold a non-binding advisory vote on executive compensation annually until the next required vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: February 3, 2014	By:	/s/ Peter C. Wulff
Peter C. Wulff,
Chief Financial Officer